NUMBER

C

SHARES

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

CUSIP 192446 10 2
SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.
This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
JERSEY CITY, N.J.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED OFFICER

SECRETARY AND CHIEF FINANCIAL OFFICER

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
CORPORATE
SEAL
1988
DELAWARE

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act __________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.